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                                                                   EXHIBIT 10.11


                              SECOND AMENDMENT TO
                      REVOLVING LOAN AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT is entered into as of November 26, 2002 (this "Amendment") by and between COMERICA BANK-CALIFORNIA ("Bank"), a California banking corporation and HALL, KINION & ASSOCIATES, INC., a Delaware corporation ("Borrower").

                                    RECITALS

         WHEREAS, Borrower and Bank have previously entered into that certain Revolving Loan and Security Agreement dated June 21, 2002 (as amended, the "Loan Agreement"); and

         WHEREAS, Borrower is requesting modifications to certain financial covenants, and Bank has agreed to modify certain financial covenants pursuant to certain terms and conditions, as set forth more completely herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Incorporation by Reference; Definitions. The foregoing Loan Agreement and the Recitals are incorporated herein by this reference as though set forth in full herein. Any term not defined herein shall have the meaning given in the Loan Agreement.

          2. Amendment to the Loan Agreement. The Loan Agreement is hereby modified as set forth below.

          2.1 Amendment to Section 9.2 of the Loan Agreement. Section 9.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           9.2 Minimum Effective Tangible Net Worth. Borrower
                  shall maintain, commencing as of December 31, 2002, and on the last day of each fiscal quarter of Borrower thereafter, Effective Tangible Net Worth of at least Twenty Three Million and 00/100 Dollars ($23,000,000.00); provided, however that such amount shall increase, on a cumulative basis, by an amount equal to eighty


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                           percent (80%) of net income after taxes in the
                  trailing four (4) fiscal quarter period (with no deduction for losses).

          2.2 Amendment to Section 9.6 of the Loan Agreement. Section 9.6 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           9.6 Cash Balances. Borrower and its Subsidiaries
                  shall maintain a minimum aggregate cash balance with Bank of Twelve Million and 00/100 Dollars ($12,000,000.00); provided, however that so long as there is no Event of Default and Borrower achieves an Effective Tangible Net Worth of at least Twenty Four Million and 00/100 Dollars ($24,000,000.00) for two consecutive quarters, then Borrower and its Subsidiaries shall maintain a minimum aggregate cash balance with Bank of Ten Million and 00/100 Dollars ($10,000,000.00)."

          3. Conditions Precedent. Bank's consent to this Amendment is subject to satisfaction of all of the conditions set forth below.

          3.1 payment by Borrower of Bank's attorneys' fees and costs incurred in the preparation of this Amendment and the documents executed pursuant thereto; and

          3.2 payment by Borrower of an amendment fee in the amount of One Thousand and 00/100 Dollars ($1,000.00).

          4. No Amendment of Other Obligations; No Effect on Collateral. Except as is otherwise specifically set forth herein or in any document executed in connection herewith, the Loan Agreement and the Loan Documents are and shall remain unmodified and in full force and effect. Borrower ratifies and reaffirms the Obligations, without setoff, defense, or counterclaim, and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Obligations under the Loan Agreement, as amended hereby. Nothing herein shall be deemed to affect in anyway the Collateral that secures the obligations under the Loan Agreement (as modified by this Amendment) or under any other agreement now or in the future.

          5. Conflicts. If any conflict exists between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall control.

          6. Ratification of the Guaranties and Security Therefor. By executing this Amendment below where indicated, Guarantors acknowledge and

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agree that they have read and are familiar with, and consent to, all of the terms and conditions of this Amendment. In light of the foregoing, by executing this Amendment, Guarantors further confirm and agree that all of the terms and provisions of the Guaranty and the Guarantor Security Agreement are ratified and reaffirmed, and that the Guaranty and Guarantor Security Agreement shall and does continue in full force and effect. Although Bank has informed Guarantors of the terms of this Amendment, Guarantors understand and agree that Bank has no duty whatsoever to do so, nor to seek this or any future acknowledgment, consent, or reaffirmation, and that nothing contained herein is intended to, or shall create, such a duty on the part of Bank as to any transactions hereafter.

          7. Further Assurances. Borrower agrees to make and execute such other documents and/or take such other action and/or provide such further assurances as may be requested by Bank in connection with the Obligations or as may be necessary or required to effectuate the terms and conditions of this Amendment and any documents executed in connection herewith.

          8. Future Amendments. Neither this Amendment nor any document executed herein entitles, or implies any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Amendment or the Loan Documents. Any modifications hereto or to the Loan Documents shall be in writing and signed by the parties.

          9. Integration. This Amendment and any documents executed in connection herewith are integrated agreements, and supersede all negotiations and agreements regarding the subject matter hereof and thereof, and taken together with the Loan Documents and any documents executed in connection herewith, constitute the final agreement of the parties with respect to the subject matter hereof and thereof.

          10. Severability. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          11. Interpretation. This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code ss.1654.

          12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party

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delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Revolving Loan and Security Agreement to be executed as of the date first above written.

                                            HALL, KINION & ASSOCIATES, INC.

                                            By: /s/   David Healey
                                            ------------------------------------
                                            Title: Treasurer
                                            ------------------------------------
                                            COMERICA BANK - CALIFORNIA

                                                     /s/ Joan S. Clark
                                            ------------------------------------
                                            By:      Joan S. Clark
                                            Its:     Assistant Vice President

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ACCEPTED AND AGREED TO:

ICPLANET,
a Delaware corporation

By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------


HUNTINGTON ACQUISITION CORPORATION,
a Delaware corporation
By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------


INTERACTIVE ACQUISITION CORPORATION
a Delaware corporation

By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------

TKO PERSONNEL INC.
a California corporation

By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------

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GROUP-IPEX, INC.
a California corporation


By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------

TKI ACQUISITION CORPORATION
a Delaware corporation


By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------

TA ACQUISITION CORPORATION
a Delaware corporation


By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------

ONSTAFF ACQUISITION CORPORATION
a Delaware corporation


By:  /s/   David Healey
------------------------------------
Its: Treasurer
------------------------------------


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